UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 12, 2025

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

757 Third Avenue
27th Floor
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(646) 507-5710

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 3, 2025, Staffing 360 Solutions, Inc. (the “Company”) convened its special meeting of stockholders (as adjourned, the “Special Meeting”), which was adjourned on February 3, 2025, to February 10, 2025, and from February 10, 2025, to February 12, 2025, for the purpose of (i) adopting that certain Agreement and Plan of Merger, dated as of November 1, 2024, as amended by that certain First Amendment, dated as of January 7, 2025, by and among the Company, Atlantic International Corp. and A36 Merger Sub, Inc., and the transactions contemplated thereunder (the “Merger Agreement Adoption Proposal”) and (ii) approving a proposal to adjourn of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement Adoption Proposal (the “Adjournment Proposal”) as further described in the Company’s joint proxy statement/prospectus. Of the 1,643,738 shares of common stock, par value $0.00001 per share (the “Common Stock”) and 9,000,000 shares of Series H Convertible Preferred Stock, par value $0.00001 per share (the “Series H Preferred Stock”) outstanding as of the record date, 847,317 shares were represented at the Special Meeting. Accordingly, a quorum was present.

On February 12, 2025, at the Special Meeting, the stockholders of the Company approved the Adjournment Proposal by a vote of 828,626 shares of Common Stock and Series H Preferred Stock voting on an as converted basis, and 14,142 and 4,549 votes of “against” and “abstain,” respectively. The Chief Executive Officer then adjourned the Special Meeting until February 13, 2025, at 8:00 a.m., Eastern Time, in order to allow the Company to solicit additional proxies with respect to the Merger Agreement Adoption Proposal as set forth in the joint proxy statement/prospectus.

Shareholders will be able to attend and vote at the reconvened Special Meeting using the same process in place for the originally scheduled Special Meeting, the details of which are set forth in the joint proxy statement/prospectus. The Company does not intend to change the record date for the Special Meeting. Accordingly, only shareholders of record at the close of business on January 8, 2025, will be entitled to vote at the reconvened Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2025	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer